Award Timing Disclosure	12 Months Ended
Dec. 31, 2024
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure
Our Commitment to Strong Executive Compensation Practices
The Company does not currently grant awards of stock options, stock appreciation rights, or similar option-like awards as part of its annual compensation program. The Company does not time the disclosure of material non-public information, or the granting of equity awards, for the purpose of impacting the value of executive compensation.

Award Timing Method	The Company does not currently grant awards of stock options, stock appreciation rights, or similar option-like awards as part of its annual compensation program.
Award Timing, How MNPI Considered	The Company does not time the disclosure of material non-public information, or the granting of equity awards, for the purpose of impacting the value of executive compensation.
MNPI Disclosure Timed for Compensation Value	false